UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2023
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 12, 2023, the Board of Directors (the “Board”) of Kulicke and Soffa Industries, Inc. (the “Company”) approved and adopted the amendment and restatement of the Company’s by-laws (as so amended and restated, the “Amended and Restated By-Laws”), which became effective as of such date.
The Amended and Restated By-Laws, among other things:
a.Clarify that the Board may determine that a meeting of stockholders may be conducted solely by means of remote communication (i.e., a virtual meeting). (Article III, Section 1)
b.Address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including requiring that: (a) a shareholder’s nomination notice include a representation that the shareholder intends to solicit proxies from holders of the Company’s outstanding capital stock representing at least 67% of the voting power of shares of capital stock entitled to vote on the election of directors; (b) the shareholder to comply with the Universal Proxy Rules and provide reasonable evidence thereof prior to the stockholder meeting; and (c) the shareholder to use a proxy card color other than white, which is reserved for the exclusive use of the Board. (Article III, Section 7)
c.Provide that any proxies received for disqualified or withdrawn Board nominees will be treated as abstentions. (Article III, Section 7)
d.Provide that consistent with Pennsylvania law, no amendment or repeal of the by-laws will retroactively eliminate or reduce the indemnification rights of directors under the by-laws. (Article IV, Section 11)
e.Specify the Commonwealth of Pennsylvania in and for Philadelphia County, the Court of Common Pleas as the sole and exclusive forum for internal corporate claims, and designate the federal district courts of the United States of America as the exclusive forum for matters arising under the Securities Act of 1933, as amended. (Article VII, Section 1)
f.Give effect to various other updates, including ministerial and conforming changes, and changes to clarify provisions related to shareholder nominations of directors via proxy access, including notice, content, and ownership requirements.
The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.1	The Company’s Amended and Restated By-Laws, effective as of October 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: October 13, 2023	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)